Exhibit 10.29

AGREEMENT GF SALE AND PURCHASE BETWEEN PINSTRIPES NORTHBROOK, LLC, a Colorado limited liability company ("SELLER") AND 30 wEsT PERSHING, LLC, a Delaware limited liability company ("PURCHASER") For the Sale and Purchase of Pinstripes Northbrook, 1150 Willow Road, Northbrook, Illinois July 5 2011 7 {32'll5 I 6513 I; 356»5U8}

TABEEE OF CONTENTS ARTICLE 1 DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1 ARTICLE H AGREEMENTS TO SELL, PURCHASE, ASSIGN LEASE AND ASSIGN GUARANTY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 w 1~.J ix.) up l\J v-1 Agreement to Sell and Purchase Properly Agreement to Assign Lease Agreement to Assign Guaranty .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 7 8 ARTICLE III PURCHASE PRICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 ARTICLE IV ITEMS TO BE FURNISHED TO PURCHASER BY SELLER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . CO 4.1 4.2 4.3 'LE Due Diligence Materials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Due Diligence Review Invest gations Restoration After Investigations .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 10 10 10 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ARTICLE / REPRESENTATIONS, WARRANTEES, COVENANTS AND AGREEMENTS . . . . . . . . . 10 5.1 5.9 5.3 5.4 Representations and Warranties of Seller Seller Indemnification Covenants and Agreements of Seller Representations and Warranties of Purchaser .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 14 1-4 16 ARTICLE VI CONDITIONS TO OBLIGATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 6.1 6.7 6.3 6.4 Conditions to the Purcllaser's Obligations Failure of Conditions to Purchaser's Obligations Conditions to the Seller's Obligations Failure of Conditions to Seller's Obligations .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 19 19 20 £322 l 5 r' l15m I | 35645(l.3} 1

ARTICLE VII PROVISIONS WITH RESPECT To TI-118 CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2 0 7.1 7.2 Selle1°'s Closing Obligations Purchaser's Closing Obligations .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 21 ARTICLE VH] EXPENSES OF CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 1 7 J 8 8 8 Adj ustments Closing Costs Commissions/Broker's Fees .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0 f` C\I on f.l\i no of on ARTICLE IX DEFAULT AND REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 1 7 9 9 Seller's Default, Purohasefs Remedies. Purchase1"s Default, Seller's Remedies. .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 3 2 3 ARTICLE X MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2 4 10.1 10.2 10.3 10.4 10.5 10.6 10.7 10.8 10.9 10.10 10.11 10.12 10.13 10.14 10.15 10.16 10.17 10.18 Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Right of Assignment Notices Entire Agreement, Modifications Applicable Law Captions Binding Effect Time is of the Essence Waiver of Conditions Confidentiality Attorneys' Fees Remedies Cuniul alive Terminology Estoppel Joint Preparation Counterparts Non-Assignable Agreement Waiver of Jury Trial .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 24 24 25 25 25 25 26 26 26 26 26 26 26 27 27 27 . . . . . . . . . . . . . . . . . . 27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52815 / 65731; 35645U8} ii

EXHIBITS Exhibit A to Agreement of Sale and Purchase (Legal Description otlProperties) Exhibit B to Agreement of Sale and Purchase (Bill of Sale) Exhibit C to Agreement of Sale and Purchase (Certificate of Non-Foreign Status) Exhibit D to Agreement of Sale and Purchase - Closing Certificate Exhibit E to Agreement of Sale and Purchase - Intentionally Omitted Exhibit F to Agreement of Sale and Purchase - Excluded Personal Property Exhibit G-l to Agreement of Sale and Purchase - Facility Lease Exhibit G-2 to Agreement of Sale and Purchase - Facility Sublease Exhibit H to Agreement of Sale and Purchase - Personal Property Exhibit I to Agreement of Sale and Purchase ..... Existing Ground Lease Exhibit J to Agreement of Sale and Purchase - intentionally Omitted Exhibit K to Agreement of Sale and Purchase - Assignment and Assumption of Ground Lease Exhibit L to Agreement of Sale and Purchase .-. Intentionally Omitted Exhibit M to Agreement of Sale and Purchaser - Affirmation of Guarantor of Guaranty of Ground Lease Exhibit N to Agreement of Sale and Purchase - Guaranty of Facility Lease Exhibit O to Agreement of Sale and Purchase Intentionally Omitted Exhibit P to Agreement of Sale and Purchase .-.... Existing Prime Ground Lease Exhibit Q to Agreement of Sale and Purchase - Forms of Estoppel Certificate 1321 I 5 I 6578 I, 356=l5ll).3 } iii

AGREEMENT OF SALE AND PURCHASE THIS AGREEMENT OF SALE AND PURCHASE (the "Ag reetnent") is made and entered into effective as ofluly if , 201 l (the "Effective Date") between Pinstripes Northbrook, LLC, a Colorado limited liability company (hereinafter referred to as "Seller"), and 30 West Pershing, LLC, a Delaware limited liability company (hereinafter referred to as "Purchaser"). Seller and Purchaser are sometimes collectively referred to herein as the "Parties" and each of the Paities is sometimes singularly referred to herein as a "Party". WHEREAS, Seller is the holder of the Leasehold Interest in the Land and the owner of the Improvements, the Fixtures and the Fersonal Property (each as hereinafter defined), and, WHEREAS, Seller desires to sell and Purchaser desires to purchase Seller's Leasehold Interest in the Land and Seller's right, title and interest in the Improvements, the Fixtures and the Personal Froperty, all in accordance with, and subject to, the terms set forth herein, and simultaneously therewith, to assign to Furchaser the Ground Lease (as hereinafter defined) all upon the teens and conditions contained in this Agreement and the ASsignment (as hereinafter defined). NOW, THEREFORE, in consideration of the sum of Ten Dollars ($l0.00), the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Farlies agree as follows: ARTICLE I DEFINITIONS As used herein (including any Exhibits attached hereto), the following temps shall have the meanings indicated : "Applicable Notices" shall mean any reports, notices of violation, 01' notices of compliance issued in connection with any Permits. "Assignment" shall mean the Assignment and Assumption of Ground Lease in substantially the same form as Exhibit K, attached hereto and made a part; hereof, and sufficient to transfer to Purchaser all of Seller's right, title and interest as lessee under the Ground Lease, said Assignment to be entered into by Seller, Purchase and Ground Lesser. "Bill of' Sale" shall mean a bill 01° bills of sale in substantially the same form as Inhibit B, attached hereto and made a part hereof, and sufficient to transfer to Purchaser all the Improvements, Fixtures and Personal Property. "Business Agreements" shall IT1C"¥El1'l any leases, contract rights, loan agreements, mortgages, easements, covenants, restrictions or other agreements or instnunents affecting all or a portion of the Property, to the extent the same are assignable by Seller. "Business Day(s)" shall mean calendar days other than Saturdays, Sundays and days on which banking institutions in the City sINew York are authorized by law to close. 132° I 5 I 6573 I; 356453 }

"Certificate of Non-Foreign Status" shall mean El certificate or certificates dated as of the Closing Date, addressed to Purchaser and duly executed by Seller, in substantially the same form as Exhibit C, attached hereto and made a part hereof. "Claim" shall mean any obligation, liability, lien, encumbrance, loss, damage, cost, expense or claim, including, without limitation, any claim for damage to property or injury to or death of any person or persons. "Closing" shall mean the consummation of the sale and purchase of a Property provided for herein, to he held at the offices of Title Company, or such other place as the Parties may mutually agree. "Closing Certificate" shall mean a certificate or certificates in substantially the same form as Exhibit D, attached hereto and made a part hereof, wherein Seller and Purchaser, respectively, shall represent that the representations and walTanties of Seller and Purchaser, respectively, contained in this Agreement are true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date. "Closing Date" shall mean the date which is thirty (30) days after the Effective Date, or if such date is not a Business Day, then the next Business Day following such date, provided however, that the Closing Date may be such later date as is mutually agreed upon in writing by Seller and Purchaser or at such earlier date as selected by Purchaser and agreed upon in writing by Seller. "Declaration" shall mean that certain Declaration Establishing Covenants, Conditions, Restrictions and Easements for Willow Festival Annex dated August 3, 2006. "Due Diligence Materials" shall mean the information to be provided by Seller to Purchaser pursuant to the provisions of Section 4.1 hereof. Earnest Money Deposit" shall mean $100,000 to be deposited by Purchaser with the Title Company. 'Effective Date" shall mean the date as set out above. "Engineering Documents" shall mean all site plans, surveys, soil and substrata studies, architectural drawings, plans and specifications, engineering plans and studies, floor plans, landscape plans, Americans with Disabilities Act compliance reports, environmental reports and studies, professional inspection reports, constiruetion and/or areliiteet's reports or celtificates, feasibility studies, appraisals, and other similar plans and studies in the possession or control of Seller that relate to the Real Froperty. "Environmental Report" shall mean, collectively, (i) an Environmental Site Assessment prepared by Testing Service Corporation, dated October 14, 2010, respecting the Leased Premises, and (ii) a Report of Soils Exploration prepared by Testing Service Corporation, dated May 10, 2005, each respecting the Land. {822 I5 r asml; 851845u.8 } c"~.l

"Exception Uocuments" shall lTl@ziIll tale, correct and legible copies of each document listed as an exception lo title in the Title Commitment. "Excluded Personal Property" shall mean all those items of tangible and intangible personal property described on Exhibit F, attached hereto and made El part hereof. INOTE: Seller to provide list] "Facility Lease" shall mean the Facility Lease described below between Purchaser as Landlord and Seller as Tenant and attached as Exhibit G-1 and made a part hereof. "Facility Lease Guarantor" shall mean Pinstripes Luc., a Delaware corporation. "Facility Lease Guaranty" shall mean the Guaranty of Facility Lease described on Exhibit N from the Facility Lease Guarantor in favor Of' Purchaser. "Facility Sublease" shall mean the Pinsuipes Operating Sublease between Seller as Landlord and Facility Lease Guarantor as Tenant and attached as Exhibit G~2 and made a part hereof. "Fixtures" shall mean all of Seller's rights and interests in all equipment, machinery, fixtures, and other items of real and/or personal property, including all components thereof, now or on the Closing Date located in, on or used In connection with, and permanently affixed to or incorporated into, the Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, electronic security equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air~ conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, and similar systems, all of which, to the greatest extent permitted by law, are hereby deemed by the Parties to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the definition of Personal Property and Excluded Personal Property. "Ground Lease" shall ITIEEBU that certain Agreement of Lease dated August 3, 2006 between PCL Founders Drive, LLC, as Ground Lessor and Seller as Ground Lessee, a true and correct copy of which is attached as Exhibit I. "Ground Lessor" shall mean FCL Founders Drive, LLC. "Guaranty" shall mean that certain Guaranty, dated as of June 30, 7006, of the Ground Lease made by Facility Lease Guarantor, a copy of which has been provided to Purchaser. "Guaranty Affiirmation" shall mean a written affirmation by the maker of the Guaranty (the "Gua1°a11to1"') in substantially the same form as Exhibit M, attached hereto and made a part hereof, and confirming the Guarantor's continuing obligations under the Guaranty for the benefit of the Ground Lessor and Purchaser. "Hazardous Materials" shall mean (a) "hazardous substances" or "toxic substances" as those ten's are defined by the Cornpreliensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), 4? U.S.C. § 9601 et seq., or by the Hazardous Materials £322 15 / 65731; 35645113 1 f ii':

Transportation Act, 49 U.S.C. § 1802 et seq., all as now and hereafter amended, (b) "ha;'<1ardous wastes", as that term is defined by the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. § 6902 et seq., as now and hereaiier amended, (c) any pollutant or contaminant or hazardous, dangerous or toxic chemicals, materials or substances with the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste substances or materials, all as now and hereafter amended, (d) petroleum including crude oil or any fraction thereof, (e) any radioactive material, including any source, special nuclear or by-product material as defined at 42 U.S.C. § 201 l et seq., as now and hereafter amended, (f) asbestos in any fonn or condition, and (g) polychlorinated biphenyl ("PCBs") or substances or compounds containing PCBs. "Hazardous Materials Law" shall mean any local, state or federal law relating to environmental conditions or industrial hygiene, including, without limitation, RCRA, CERCLA, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Hazardous Materials Transportation Act, the Federal Waste Pollution Control Act, the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Safe Drindting Water Act, and all similar federal, state and local environmental statutes and ordinances and the regulations, orders, or decrees now or hereafter promulgated thereunder. "Improvements" shall mean all of Seller's right, title and interest in all buildings, improvements, structures and Fixtures now or on the Closing Date located on the Land, including, without limitation, landscaping, parking lots and structures, roads, drainage and all above ground and underground utility structures, equipment systems and other so-called "inh°astructLlre" improvements. "intangible Property" shall mean all of Seller"s right, title and interest in all Permits, Business Agreements, the rights of Seller under the Declaration and other intangible property or any interest therein now or on the Closing Date owned or held by Seller in connection with the Property, including all water rights and reservations, rights to use (at the Property only and HO other location) the trade name applicable to the Property, as set forth on Exhibit A hereof, and zoning rights related to the Real Property, or any part thereof, to the extent the same are assignable by Seller, provided, however, "Intangible Property" shall not include the general corporate trademarks, tradenames except as set forth above, sen/ice marks, logos or insignia or the books and records of Seller, Seller's accounts receivable and Seller's business and operating licenses for the facilities on the Property. "Knowledge" shall mean actual knowledge of Seller or Purchaser, as the ease may be, at the time the representation is fade or deemed to have been made with no afNnnative duty of inquiry or investigation. "Land" shall mean the real property legally described on Exhibit A attached hereto and made a part hereof, and any substitutions therefor, together with all of Selle1"s rights, titles, appurtenant interests, covenants, licenses, privileges and benefits thereunto belonging, and Seller's right, title and interest in and to any easements, right-of-way, rights of ingress or egress or other interests in, on or under any land, highway, street, road or avenue, open or proposed, in, H21 IN H3573 l; 356450,8 } 4 of, across, in from of, abutting, or adjoining such foal property including, without limitation, any strips and gores adjacent to or lying between such foal properly and any adj cent real property. 'Laws" shall mean all federal, state and local laws, moratoria, initiatives, referenda, ordinances, rules, regulations, standards, orders and other goveminenlal requirements, including, without limitation, those relating to the environment, health and safety and disabled or handicapped persons. "Leasehold Interest" shall mean al] the Seller's right, title and interest as the tenant under the Ground Lease. "Material" and "materially" shall mean a condition, noncompliance, defect or other 'fact which would: (a) cost, with respect to the Property, in the aggregate, in excess of Seventy-Five Thousand Dollars ($75,000.00) and, with respect to any single defect or fact, would cost, with respect to the Property, in excess of Twenty-Five Thousand Dollars ($25,000), to connect or repair, or (b) which would result in a loss to Purchaser or a reduction in the value of such Property in excess of Seventy-Five Thousand Dollars ($75,000.00) and, with respect to any single defect or fact, would, with respect to the Property, result in a loss to Purchaser or a reduction in the value of the Property in excess of Twenty~Five Thousand Dollars (3$25,000.00). "Permits" shall mean all P err its, licenses but excludin Seller's business and O p eratin 8 permits and licenses), approvals, entitlements and other governmental, quasi-governmental and nongoveminental authorizations including, without limitation, certificates of use and occupancy, required in connection with the ownership, planning, development, construction, use, operation or maintenance of the Property, to the extent the same are assignable by Seller. As used herein, " uasi- overltmeiital" shall include the roviders of all utilit services to the Pro et . q 8 "Permitted Exceptions" shall mean those title exceptions which have been approved in writin g b y Purchaser, or are deemed to have been a pp roved by Furehaser u l Jon the expiration of the Review Period. "Personal Property" shall mean the Improvements, Fixtures, all Intangible Property, Wananties, and Engineering Documents, and all those items of tangible personal property described on Exhibit H, attached hereto and made a part hereof, other than the Fixtures and the Excluded Fersonal Property, now or on the Closing Date owned or leased by Seller and located on or about the Land or Improvements or used in connection with the operation thereof (specifically excluding personal property owned by employees of Seller). "Prime Ground Lease" shall mean that certain Agreement of Lease dated May 31, 2006, between Prime Ground Lesser, as Ground Lesser and FCL Founders Drive, LLC as Ground Lessee, a true and correct copy of which is attached as Exhibit P. "?rise Ground Lessor" shall mean Divine Word Techny Community Colporation. "Property" shall mean, collectively, the Leasehold Interest, the Improvements, the Fixtures, and the Personal Property and any substitutions therefor. {32215 I65731; 3564503 } 5

"Purchase Price" shall mean the p=_n'cllase price for the Properly in an amount equal to Seven Million Dollars [$7,000,000.00). . "Real Property" shall mean the Land. "Review Period" shall mean a period commencing on the Effective Date and ending OI] the Closing Date. "Seller's Operating and Service Agreements" shall mean all management, sen/ice and operating agreements and contracts entered into by Seller with respect to the Property, including, but not limited to, agreements and contracts relating to maintenance and repair at the Property, refuse service agreements, pest control service agreements, landscaping agreements, parking lot maintenance agreements, and snow removal contracts. "Survey" shall mean that certain ALTA/ACSM Land Title Survey, prepared for PCL Builders, Inc., eemified May 16, 201 l, Project No. S904SEl, as amended, revised and Certified to Purchaser and Title Company. "Tenant" shall mean, with respect to the Facility Lease, Pinstripes Northbrook, LLC, a Colorado limited liability company. "Title Commitment" shall mean a current commitment or current commitments issued by the Title Company to the Purchaser pursuant to the terns of which the Title Company shall commit to issue the Title Policy to Purchaser in accordance with the provisions of this Agreement, and reflecting all matters which would be listed as exceptions to coverage on the Title Policy. "Title Company" shall mean Chicago Title Insurance Company, Attention: Linda Kent, Tel. (312)223-2258, Email linda.kent@ctt.com . "Title Policy" shall mean an ALTA Extended Coverage Leasehold Policy (or policies) of Title Insurance (1970 unmodified form, where issuable), or comparable state promulgated policies, with liability in the aggregate amount of the Purchase Price, dated as of the Closing Date, issued by the Title Company, insuring title to the leasehold interest of Purchaser in the Real Property pursuant to the Ground Lease, subj et only to the Permitted Exceptions (including the Facility Lease), with the following modifications, if available upon commercially reasonable teens and at commercially reasonable costs: (a) the standard exceptions shall be deleted (b) the exception for survey matters and mechanic's liens shall be deleted and replaced by an exception tor the matters shown on the Survey (provided Purchaser provides an adequate Survey to the Title Company), (c) the exception for ad valorem taxes shall reflect only taxes tor the current and subsequent years; (d) any exception as to parties in possession shall be limited to rights of the Seller, as lessee only, pursuant to the Facility Lease, and, as subleased to Facility Lease Guarantor pursuant to the Facility Sublease as the sole tenant in possession, (e) there shall be no general exception for visible and apparent easements or roads and highways or similar items (with any exception for visible and apparent easements or roads and highways or similar items to be specifically referenced to and shown on the Survey and also identified by applicable recording information), and (f) the Title Policy shall include such endorsements as Purchaser shall reasonably require. {322!5 ,f c»5vm; 35ii450_3j) 6

"Warranties" shall mean all warranties and guaranties with respect to the Real Properly or Personal Properly, whether express or implied, including all warranties and guaranties of the hnprovelnenls and Personal Property by general contractors, subcontractors, suppliers and manufacturers which Seller new holds or under which Seller is the beneficiary, to the extent the same are assignable by Seller. ARTICLE II AGREEMENTS TO SELL, PURCHASE, ASSIGN LEASE AND ASSIGN GUARANTY 2.1 Agreement to Sell and Purchase Property. On the Closing Date, subject to the performance by the Parties of the terns and provisions of this Agreement, Seller shall sell, convey, assign, transfer and deliver to Purchaser and Purchaser shall purchase, acquire and accept from Seller, Seller's right, title and interest in the Property, for the Purchase Price therefor and subject to the lens and conditions of this Agreement. 2.2 Agreement to Assign Seller's Interest in Ground Lease. On the Closing Date, and subject to closing by Purchaser of the transaction contemplated herein with respect to the Property, Seller shall sell, convey, assign, transfer and deliver to Purchaser and Purchaser shall purchase, acquire, and accept from Seller, all of Seller's right, title and interests under the Ground Lease, subject to the terms and conditions of this Agreement and upon the terms and conditions set forth in the Assignment. 2.3 Affirmation of Ground Lease Guaranty. On the Closing Date, and subject to the closing by Purchaser of the transaction contemplated herein with respect to the Property, each guarantor under any Ground Lease Guaranty shall affirm for Ground Lessor and Purchaser such gLlarantor's continuing obligation under the Ground Lease Guaranty by executing and delivering to Purchaser the Affirmation of Guarantor of Guaranty of` Ground Lease in the form attached at Exhibit M. 2.4 Facility Lease Guaranty. On the Closing Date, and subject to the closing by Furchaser of the transaction contemplated herein with respect to the Property, the Seller shall deliver to Purchaser the Facility Lease Guaranty horn the Facility Lease Guarantor in the foci attached as Exhibit N. . ARTICLE m EARNEST MONEY AND PURCHASE PRICE U# 1--1 Earnest Money Within three (3) business days after the Effective Date, Purchaser shall deposit the sum of ONE HUNDRED THOUSAND AND NO/l00 DOLLARS ($100,000.00) as earnest money (hereinafter called the "Earnest Money Deposit") with the Title Company. The Easiest Money Deposit shall be invested by the Title Company in one or more interest-bearing accounts at the direction of Purchaser. The Earnest Money Deposit and any interest earned thereon shall be applied against the Purchase Price O17 the Closing Date or paid as otherwise provided herein. D22 15 x Tm:-I I, 85i>45fL3 l 7

3.2 Payment of Purchase Price. The Purchase Frioe for the Property shall be delivered by Purcllaser to the Seller at the Closing, in immediately available funds, subject to adjustment as herein provided . ARTICLE IV ITEMS TO BE FURNISHED TO PURCHASER BY SELLER 4.1 Due Diligence Materials. Seller shall deliver (or has already delivered) to Purchaser, at Purchaser's address, for its review and/or copying, the following items respecting the Land and the Property to the extent such items are in Seller's possession or can be obtained by Seller using commercially reasonable effort: - (a) True, correct, complete and legible copies of, the Ground Lease, the Ground Lease Guaranty, the Prime Ground Lease and all Business Agreements, Warranties, Permits, Applicable -Notices, Engineering Documents and Seller's Operating and Service Agreements (the terms Business Agreements, Warranties, Permits, and Engineering Documents shall include all agreements, documents and instruments otherwise included within such definitions, whether or not the same are assignable by Seller), (b) True, correct, complete and legible copies of tax statements or assessments for all real estate and personal properly taxes assessed against the Properly fur the cum-:nl and the two prior calendar years, if available, (c) True, connect, complete and legible listing of all Fixtures, Personal Property and Excluded Personal Property, including a current depreciation schedule, (d) True, correct, complete and legible copies of all existing Ere and extended coverage insurance policies and any other insurance policies of Seller of' Facility Lease Guarantor pertaining to the Property or certificates setting l"ortli all coverages and deductibles with respect thereto, if any, (e) T111e, conest, complete and legible copies of all instruments evidencing, governing or securing the payment of any loans secured by the Property or related thereto unless such loans axe being paid off, in full, at Closing, (i) True, connect, complete and legible copies of any and all of Selle1"s soils reports, environmental studies or iinpact reports relating to the Property, if any, and any approvals, conditions, orders or declarations issued by any governmental authority relating thereto (such studies and reports shall include, but not be limited to, reports indicating whether the Property is or has been contaminated by Hazardous Materials, is within any designated wetlands, and whether the Property is in compliance with the Americans with Disabilities Act and Section 504 of the Rehabilitation Act of 1973, as applicable), (g) Tale, correct, complete and legible copies of any and all litigation iles with respect to any pending litigation and claim files for any claims made or threatened, the outcome of which might materially affect the Property or the use and operation of the Property, together with summaries and such other more detailed information as Purchaser may reasonably {322 15 / 6578 I ; 3564508 } S request with respect to any other pending litigation or claim the outcome of which might materially affect Seller Of' materially affect the Property. (II) The Title Colnmitnient, Exception Documents, Site Plan, Survey and Environmental Report within ten (I0) days after the Effective Date. (i) True, correct, complete and legible copies of any and all current operating statements for the Property and historical operation statements for the property for 2008, 2.009 and 2010. U) True, correct, complete and legible copies of any and all construction plans and specifications concerning the Propeity in Seller's possession or control. (k) True, correct, complete and legible copies of income tax and sales tax returns concerning the business operated by Seller at the Property for the current and the two prior calendar years. (I) True, correct, complete and legible copies of any and all colrespondence between Seller and Ground Lesser from and after the effective date of the Ground Lease and t111e, con'ect, complete and legible copies of any and all correspondence concerning the Prime Ground Lease in Seller's possession or control, provided that such correspondence need not be provided if the estoppels pursuant to Section 6.1 have been provided to Purchaser. 4.2 Due Diligence Review. During the Review Period, Purchaser shall have the right and opportunity to review the Duo Diligence Materials delivered or made available by Seller to Purchaser pursuant to the provisions of Section 4.1 above. By consummating the sale and purchase provided herein at Closing, Purchaser shall be deemed to have accepted and approved the Due Diligence Materials with respect to the Property purchased at the Closing, and to have accepted all exceptions to title referenced in the Title Commitment, and all matters shown on the Survey, with respect to the Property purchased at the Closing. Such accepted title exceptions and survey matters shall be included in the tenn "Pemiitted Exceptions" as used herein. If during the Review Period, Purchaser (i) determines that any aspect of' matter related to the Property is not satisfactory to Purchaser or that Purchaser elects not to proceed for any or no reason, and (ii) delivers written notice thereof to Seller during the Review Period, this Agreement shall terminate and die Earnest Money Deposit shall be returned to Purchaser and thereafter the parties shall have no further obligations under this Agreement except as expressly set forth herein. Seller shall order a Title Commitment Hom the Title Company and, upon receipt, provide a copy to Purchaser together with copies of the Exception Documents. 4.3 Investigations. During the Review Period, Purcliasei' and its agents and designees shall have the right and opportunity to examine the Property for the purpose of inspecting the same and making tests, inquiries and examinations (collectively the "Investigations"). During the Review Period, Purchaser and its accountants, agents and designees shall have the right and opportunity of access to such books, records and properties of Seller relating to the Property as may be necessary for the pulpose of examining the same, and Seller shall cause its directors, employees, accountants, and other agents and representatives to {3?.2 15 r 657481, 35(145[],3.} 9 cooperate fully with Seller in connection with such examinations. No such inspections shall be conducted without Selle1°'s approval as to the time and manner thereof, which approval shall not be unreasonably withheld, conditioned or delayed. At Seller's request, any such inspection shall be performed in the presence of a representative of Seller. 4.4 Restoration After Investigations. Purchaser agrees, at its sole expense, to cause the Property to be restored to substantially the same condition it was in prior to such entry. In addition, Purchaser agrees to indemnify, defend and hold Seller, its successors and assigns harmless for, from and against and to reimburse Seller with respect to all claims for bodily injury, personal injury, property damage or any other damages incurred based upon the conduct of Purchaser or Purchaser's agents, as well as any professional services lien, which may be asserted by reason of the activities of Purchaser or its agents or designees during the investigations. The foregoing indemnity shall survive the Closing and/or any termination of this Agreement and shall not operate as, or be deemed to be, an indemnification against any claim arising as a result of any condition or matter discovered as a result of the Investigations. ARTICLE V REPRESENTATIONS, WARRANTEES, COVENANTS AND AGREEMENTS 5.1 Representations and Warranties of Seller. To induce Purchaser to enter into this Agreement and to purchase the Property, Seller represents and warrants to Purchaser as follows: (a) Seller has and will convey, transfer and assign to Purchaser, Seller's Leasehold Interest to the Land and al] of Seller's right, title and interest in the Improvements, Fixtures and Personal Property, free and clear of any deeds of trust, mortgages, liens, encumbrances, leases other than the Prime Ground Lease, the Ground Lease, the Facility Lease and the Facility Sublease, tenancies, licenses, chattel mortgages, conditional sales agreements, security interests, covenants, conditions, restrictions, judginents, rights-of-way, easements, encroachlnents, claims and any other matters affecting title or use of the Property, except the Pertnitted Exceptions. (b) Other than such consents as may be required pursuant to the Prime Ground Lease or the Ground Lease, Seller has duly and validly authorized and executed this Agreement, and has full right, title, power and authority to enter into this Agreement and to consummate the transactions provided for herein, and the joinder of no person or entity will be necessary to convey each Property fully and completely to Purchaser at the Closing of the Property. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Colorado and is qualified to do business in the state in which the Property is located. The consummation of the transactions contemplated herein does not require the approval of Seller's members or any third party, except such third party approvals as Purchaser has conditioned Closing upon and which Purchaser and Seller shall endeavor to obtain prior to the Closing Date. The execution by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby do not, and at the Closing will not, result in a breach of any of the terms or provisions of, or constitute a default or a condition which upon notice or lapse of time or both would ripen into a default under, Seller's bylaws, operating agreement or certificate H2215 ,v 85i'Sl;85645Ll83l 10 or articles of organization, any indenture, agreement, instrument or obligation to which Seller is a party or by which the Property or any portion thereof is bound, and to Seller's knowledge does not constitute a violation of any Laws, order, rule or regulation applicable to Seller or any portion of the Property of any court or of any federal, state or municipal regulatory body or administrative agency or other govermnental body having jurisdiction over Seller or any portion of the Property. (c) Except for concession agreements, there are HO adverse parties in possession of the Property or of any part thereof Seller has not granted to any party any license, lease or other right relating to the use or possession of the Property, other than Tenant's rights under the Ground Lease and Facility Lease Guarantor's rights under the Facility Sublease. (d) No written notice has been received from any insurance company that has issued a policy with respect to any portion of the Property 01' from any board of 'fire underwriters (or other body exercising similar functions), claiming any defects or deficiencies or requiring the performance of any repairs, replacements, alterations or other work and as of the Closing no such written notice will have been received which shall not have been cured. No written notice has been received by Seller from any issuing insurance company that any of such policies will not be renewed, or will be renewed only at a higher premium rate than is presently payable therefor. (e) No pending condemnation, eminent domain, assessment or similar proceeding or charge affecting the Property or any portion thereof exists. Seller has not heretofore received any written notice, and has no actual knowledge, that any such proceeding or charge is contemplated. (f) All Improvements (including all utilities) have been, or as of the Closing will be, substantially completed and installed in accordance with the plans and specifications approved by the govenunental authorities having jurisdiction to the extent applicable and Seller's interests therein are transferable to Purchaser without additional cost. Permanent certificates of occupancy, all licenses, Permits, authorizations and approvals required by all governmental authorities having jurisdiction, and the requisite certificates of the local board of lire underwriters (or other body exercising similar functions) have been, or as of the Closing will be, issued for the Improvements, and, as of the Closing, where required, all of the saine will be in full force and effect. To Seller's knowledge, the Improvements, as designed and constructed, substantially comply or will substantially comply with all statutes, restrictions, regulations and ordinances applicable thereto, including but not limited to the Americans with Disabilities Act and Section 504 of the Rehabilitation Act of 1973, as amended and as applicable. (g) The existing water, sewer, gas and electricity lines, stonn sewer and other utility systems on the Land are adequate to serve the current and contemplated utility needs of the Property. To Seller's knowledge, all utilities required for the operation of the Improveinents enter the Land through adjoining public streets or through adjoining private land in accordance with valid public or private easements that will inure to the benefit of Purchaser. To Seller's knowledge, all approvals, licenses and permits required for said utilities have been obtained and are in full force and effect. All of said utilities are installed and operating, or will be, and all installation and connection charges have been or will be paid in full. {32z in /6573 1; 3564503 } 11

(ii) To Seller's knowledge, the location, construction, occupancy, operation and use of the Property (including any Improvements) does not violate any applicable law, statute, ordinance, mile, regulation, order or determination of any governmental authority or any board of Ere underwriters (or other body exercising similar functions), or any restrictive covenant or deed restriction (recorded or otherwise) affecting the Property or the location, construction, occupancy, operation or use thereof, including, without limitation, all applicable zoning ordinances and building codes, flood disaster laws and health and environmental laws and regulations, the Americans with Disabilities Act and Section 504 of the Rehabilitation Act of 1973, as ainended and as applicable. Seller has not received any written or verbal notice or claim from any third party stating that the location, construction, occupancy, operation and use of the Property (including any Iinproveinents) violates any applicable law, statute, ordinance, rule, regulation, order or determination of any governmental authority or any board of fire underwriters (or other body exercising similar functions), or any restrictive covenant or deed restriction (recorded or otherwise) affecting the Property or the location, construction, occupancy, operation or use thereof, including, without limitation, all applicable zoning ordinances and building codes, flood disaster laws and health and environmental laws and regulations, the Americans with Disabilities Act and Section 504 of the Rehabilitation Act of 1973, as aniended and as applicable. .. . . . . . . . (i) To Seller's knowledge, there are not any structural defects in any of the buildings or other Improvements constituting the Property. The Improvements, all heating, electrical, plumbing and drainage at, or servicing, the Property and all facilities and equipment relating thereto are and, as of the Closing, will be in good condition and working order and adequate in quantity and quality for the nonna operation of the Property. No part of the Property has been destroyed or damaged by fire or other casualty. There are no unsatisfied written requests for repairs, restorations or alterations with regard to the Property t`rom any person, entity or authority, including but not limited to any lender, insurance provider or governmental authority. U) No work has been performed or is in progress at the Property, and no materials will have been delivered to the Property that might provide the basis for a meelianic's, materialmen's or other lien against the Property or any portion thereof, and all amounts due tor such work and material shall have been paid and al discharged to Purchaser's satisfaction as of the Closing. (lt) There exist no service contracts, maiiageulerit or other agreements applicable lo the Properly, to which Seller is a patty or otherwise known to Seller which are not otherwise terminable by Seller upon thirty (30) days notice. (l) To Seller's lrnowl edge, Seller is not in default in any manner which would result in a material adverse effect on Seller or the Froperty under the Ground Lease, the Prime Ground Lease, the Lease, the Business Agreements, or Seller's Operating and Service Agreements OI' any of the covenants, conditions, restrictions, rights-of-way or easements affecting the Property or any portion thereof, and, to Seller's knowledge no other party to any of the foregoing is in material default thereunder. - {3?.2 15 165731, 35{345f),3 } 1

(in) There are no actions, suits or proceedings, pending or, to Seller's knowledge, threatened against or affecting, the Froperty or any portion thereof, or relating to or arising out of the ownership or operation of the Property, or by any federal, state, county of' municipal department, commission, board, bureau or agency or other governmental instrumentality. (n) The Property has free and unimpeded access to presently existing public highways and/or roads (either directly or by way of perpetual easements), and all approvals necessary therefor have been obtained. To Seller's knowledge, no fact or condition exists which would result in the termination of the current access from the Property to any presently existing public highways and/or roads adjoining or situated on the Property. (0) There are no attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankniptey or under any other debtor relief laws contemplated by or, to Seller's knowledge, pending or threatened against Seller or the Property. (p) No Hazardous Materials have been installed, used, generated, manufactured, treated, handled, refined, produced, processed, stored or disposed of, or otherwise present in, on or under the Property by Seller or to Seller's knowledge by any third party. No activity has been undertaken on the Property by Seller or, to Seller's knowledge, by any third party which would cause (i) the Property to become a hazardous waste treatment, storage Ol' disposal facility within the meaning of, or otherwise bring the Property within the ambit Of' RCRA, or any Hazardous Materials Law, (ii) a release or threatened release of Hazardous Materials from the Property within the meaning of, or otherwise bring the Property within the ambit of, CERCLA or SARA or any Hazardous Materials Law or (iii) the discharge of Hazardous Materials into any watercourse, body of surface or' subsurface water or wetland, or the discharge into the atmosphere of any Hazardous Materials which would require a permit under any Hazardous Materials Law. No activity has been undertaken with respect to the Property by Seller or, to Seller's knowledge, any third party which would cause a violation or support a claim under RCRA, CERCLA, SARA or airy other Hazardous Materials Law. No investigation, administrative order, litigation or settlement with respect to any Hazardous Materials is in existence with respect to the Property, nor, to Seller's knowledge, is any of the foregoing threatened. No written notice has been received by Seller from any entity, governmental body or individual claiming any violation of any Hazardous Materials Law, or requiring compliance with any Hazardous Materials Law, or demanding payment or contribution for environmental damage or injury to natural resources. Seller has riot obtained and, to Seller's knowledge, is riot required to obtain, and Seller has rio knowledge of any reason Purchaser will be required to obtain, airy permits, licenses, or similar authorizations to occupy, operate or use the improvements or any part of the Property by reason of any Hazardous Materials Law. (q) The Property includes all iteins of property, tangible and intangible, currently used by Seller in connection with the operation of the Properly, other than the Excluded Personal Property, Seller's Operating and Sen/ice Agreements, and property expressly excluded from the definition of such Property, and the exclusion of such items from the property to be conveyed to Purchaser will not have any material adverse affect upon Purchaser's ownership of Seller's interest in such Property following the Closing. H22 [5 r 6578 I v 3564S()_2l ] 18

5.2. Seller lndenmificaiion. (a) Seller hereby agrees to indemnify and defend, at its sole cost and expense, and hold Purchaser, its successors and assigns, harmless from and against and to reimburse Purchaser with respect to any and all claims, demands, actions, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, reasonable attorney's fees and court costs) actually incurred of any and every kind or character, known or unknown, fixed or contingent, asserted against or incurred by Purchaser at any time and from time to time by reason of or arising out of (i) the breach of any representation or warranty of Seller set forth in Section 5.1 .or any breach by Seller of any of its covenants and agreements set forth in this Agreement, (ii) the failure of Seller, in whole or in part, to perform any obligation required to be performed by Seller pursuant to Section 5.1 or any other part of this Agreement, or (iii) the ownership, construction, occupancy, operation, use and maintenance by Seller or its agents of the Property prior to the Closing Date. This indemnity applies, without limitation, to the violation by Seller on or before the Closing Date of any Hazardous Materials Law in effect on or before the Closing Date and any and all matters arising out of any act, omission, event or circumstance existing or occurring on or prior to the Closing Date (including, without limitation, the presence on the Property or release from the Property of Hazardous Materials disposed of or othewvise released prior to the Closing Date), regardless of whether the act, omission, event or circumstance constituted a violation of any Hazardous Materials Law at the time of its existence or occurrence. (b) Notwithstanding any provision of this Agreement to the contrary, Purchaser may exercise any right or remedy Purchaser may have at law or in equity should Seller fail to meet, comply with or perform its indemnity obligations required by this Section 5.2 that is discovered following the Closing. (c) Purchaser agrees that its sole remedies with respect to any untruth or inaccuracy of Seller's representations and wananties that are discovered prior the Closing are set forth in this Section 5.2(cl. Purchaser shall promptly provide written notice to Seller upon learning of any breach or breaches by Seller prior to the Closing Date of any of Seller's representations or warranties set forth in this Agreement (collectively, the "Pre-Closing Breaches"). Notwithstanding the lbregoing, Seller shall not have any liability for, and Purchaser shall be deemed to have waived any claim for, any Pre-Closing Breaches if and to the extent that the Pre-Closing Breaches are known by Purchaser or Purchaser has received materials or documentation that would reveal such breach prior to Closing and Purchaser nevertheless fails to notify Seller and proceeds to consummate the Closing. In the event, prior to Closing, Seller discovers that any of Seller's representations and warranties have materially and adversely changed, Seller shall promptly give written notice thereof to Purchaser (a "Material and Adverse Change Notice") and Seller's representations and warranties shall be deemed qualified and amended as set forth in such Material and Adverse Change Notice. Within three (3) Business Days after receipt of a Material and Adverse Change Notice (if such Material and Adverse Change Notice is given within five (5) Business Days prior to the scheduled Closing Date, the Closing Date shall be deemed extended for such five (5) Business Day period), Purchaser, as its sole and exclusive remedy at law or in equity on account of such Material and Adverse Change Notice from Seller, all other rights and remedies being hereby waived, shall elect, by written notice delivered to Seller within such five (5) Business Day period, either to (i) terminate this Agreement, in which event the Earnest Money Deposit shall be returned to Purchaser by the Title UP? I 5 I (,5',F8 I; 35(!45{l,3} I .

Company and in addition, to the extent that such change arose directly from the actions of Seller, Seller shall reimburse Purchaser for Purchaser's documented out-of-pocket expenses paid to third parties in connection with the execution of this Agreement and its due diligence investigation as to the Property but such amount not to exceed $50,000.00, and, with the exception of those provisions or paragraphs which recite that they survive termination of this Agreement, neither party shall have any additional liability to the other and Purchaser expressly waives the right to sue Seller for damages, or (ii) accept Seller's representations and warranties as so qualified, in which ease the representations and warranties shall thereby be automatically amended and Purchaser shall proceed with Closing without any right or remedy on account thereof. Purchaser's failure to give timely written notice of such election to Seller shall constitute Purchaser's invocable election to accept Seller's representations and warranties as so qualified and amended and proceed to Closing without any right or remedy on account thereof. Anything contained herein to the contrary notwithstanding, if (i) Purchaser has knowledge of any inaccuracy in any of Seller's representations and warranties, whether as a result of notice 'lim Seller, Purchaser's own investigations or inquiries or otherwise, or (ii) any information contained in any material provided or made available to Purchaser by Seller or received by Purchaser from any third party (including without limitation any report provided to Purchaser by any contractor or consultant engaged by Purchaser in connection with Purchaser's investigation of the Properties) is in any way inconsistent with any of Seller's representations and warranties, whether or not actually known to Purchaser, and nohvithstanding clause (i) and clause (ii) Purchaser nonetheless proceeds with the Closing, then Seller's representations and warranties shall be deemed qualified and amended or modified to the full extent of Purchaser's actual knowledge and such inconsistent information and Purchaser shall be deemed to have accepted and approved Seller's representations and wananties as so qualied and amended or modified, and Purchaser shall have no right or remedy, and Seller shall have no obligation or liability, on account thereof. (d) The provisions of this Article shall survive the Closing of the transaction contemplated by Section 9.1 of this Agreement and shall continue thereafter in full force and effect for the benefit of Pul'chasel', its successors and assigns as provided in Section 10.1 below. 5.3 Covenants and Agreements of Seller. Seller covenants and agrees with Purchaser, from the Effective Date until the Closing with respect to the Property or the earlier termination of this Agreement: (a) Seller shall (i) operate the Property in the ordinary course of Seller's business and in substantially the same manner as currently operated, and (ii) fully maintain and repair the Improvements, the Fixtures, and the Personal Froperty in good condition and repair. (Ly) Seller shall cause to be maintained in Kill force and effect fire and extended coverage insurance upon the Property and public liability insurance with respect tO damage or injury to persons or property oceunfing on or relating to operation of the Property in commercially reasonable amounts. (c) Seller shall pay when due all bills and expenses of the Property including all payments due under the Ground Lease and with respect to the Prime Ground Lease any payment for which Seller is responsible, if any. Seller shall not enter into or assume any new {322¥5 / 657811 356»I5U.8 } LPI

Business Agreements with regard to the Property, without the prior written consent of' Purchaser, other than those entered into in the normal course of business. (d) Seller shall not create or permit to be created any liens, easements or other conditions affecting any portion of the Property or the uses thereof, without the prior written consent of Purchaser. No such lien, easement or other condition affecting the Property which Seller creates or permits to be created shall be or constitute a Permitted Exception until (i) such lien, easement or other condition affecting the Property has been disclosed to Purchaser in writing prior to Closing, (ii) a true and correct copy of all doculnents or instruments creating, evidencing, affecting or relating to such lien, easement or other condition affecting the Property has been provided to Purchaser prior to Closing, and (iii) Purchaser has determined to proceed with Closing and accept such lien, easement or other condition affecting the Property as a Permitted Exception. (e) Seller will pay, as and when due, all interest and principal and all other charges payable under any indebtedness of Seller secured by the Property from the date hereof until Closing, and will not suffer or permit any default or, amend or modify the documents evidencing or securing any such secured indebtedness without the prior consent of Purchaser. (D Seller will give to Purchaser, its attorneys, accountants and other representatives, during normal business hours and as often as may be reasonably requested, access to all books, records and files relating to the Property so long as the same does not unreasonably interfere with Sellers business operations. (g) Seller will not amend or modify the terns of the Ground Lease or any Business Agreement without the prior written consent of Purchaser. Seller will notify Purchaser of any information Seller receives concerning any proposed amendment to the Prime Ground Lease and Seller will not consent to any amendment or nlodihcation to the Prime Ground Lease without the prior written consent of Purchaser. (h) Seller shall not remove any Personal Property or Fixtures Strom the Land or Improvements without replacing same with substantially similar items of equal or greater value and repairing the damage, if any, to the Property as a result of such removal. (i) Seller shall provide such information as nay be reasonably required in connection with any financing by Purchaser, including, but not limited to, financial statements, summary financial information, operating statements regarding the Property and other information concerning Seller. Notwithstanding the foregoing, Purchaser agrees that to the extent that any such information requested of Seller is non-public information, Purchaser will not disclose such information without the consent of Seller, which consent will not be unreasonably withdield, conditioned or delayed. (j) Until Closing or the termination of this Agreement, whichever is earlier, Seller (i) shall not contract to sell OI' lease the Property to any other person (whether or not such contract is denominated as E1 so-called "back-up" contract), (ii) shall cease all efforts to market the Property to any other prospective buyer or lessee thereof, (iii) shall inform any such prospective buyer or lessee inquiring as to the status of the Property that it is under contract with {32?. 15 ,I 3578 I; 35(i45U.3} 16

Purchaser, (iv) shall not solicit OI' accept any cfilel's 1181' the development of a project similar to or competitive with the business operated by Seller at the Property within a live-mile radius of the Frcpcrty. 5.4 Representations and Warranties of Purchaser. To induce Seller to enter into this Agreement and to sell the Property, Purchaser represents and warrants to Seller as follows : (a) Purchaser has duly and validly authorized and executed this Agreement, and has full right, title, power and authority to enter into this Agreement and to consuinrnate the transactions provided for herein, and the joinder of no person or entity will be necessary to purchase the Property from Seller at Closing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri and is qualified to do business in the state in which the Property is located. The consunnn ation of the transactions contemplated herein does not require the approval of Purchaser's shareholders or any third party, except such third party approvals as Purchaser has obtained or will obtain prior to the Closing Date. (b) The execution by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby do not, and at the Closing will not, result in a breach of any of the terms or provisions of, or constitute a default or a condition which upon notice or lapse of time or both would ripen into a default under, any indenture, agreement, instiuinent or obligation to which Furchaser is a party, and does not, and at the Closing will not, constitute a violation of any Laws, order, rule or regulation applicable to Furchaser of any court or of any federal, state or municipal regulatory body or administrative agency or other govenunental body having jurisdiction over Purchaser. (c) There are no actions, suits or proceedings pending, or to the actual knowledge of Purchaser, threatened, before or by any judicial body or any governmental authority, against Purchaser which would affect in any material respect l"urcllase1°'s ability to proceed with the transaction contemplated by this Agreement ARTICLE VI CONDITIONS TO OBLIGATIONS 6.1 Conditions to the Purchasen"s Obligations. The obligations of Purchaser to purchase the Property from Seller and to consummate the transactions contemplated by this Agreement are subject to the satisfaction, at all times poor to and as of the Closing with respect to the Property (or such other time period specified below), of each of the following conditions: (a) All of the representations and warranties of Seller set forth in this Agreement shall be true at all times prior to, at and as of, the Closing in all material respects and Seller shall deliver a Closing Certificate in substantially the same foci attached hereto as Exhibit D updating such representations and warranties. (IJ) Seller shall have delivered, performed, observed and complied with, in all material respects, all of the items, instl'Llmeuts, documents, covenants, agreements and conditions Q22 15 r 6578 1; 35¢a=l5n)3 } 17 required by this Agreement to be delivered, perfolrned, observed and complied with by it prior lo, OI' as of, the Closing. (c) Seller shall not be in receivership or dissolution or have made any assignment for the benefit of creditors, or admitted in writing its inability to pay its debts as they mature, or have been adjudicated a bankl'upt, or have filed a petition in voluntary banluuptcy, a petition or answer seeking reorganization or an arrangement with creditors under the federal bankruptcy law or any other similar law or statute of the United States or any state and no such petition shall have been Bled against it. (d) No material or substantial adverse change shall have occurred with respect to the condition, financial or otherwise, of the Seller or the Property. (e) Neither the Property nor any part thereof or interest therein shall have been talren by execution or other process of law in any action prior to Closing, nor shall any action or proceeding seeking any such taking be pending. (f) Purchaser shall have completed its Investigations of the physical condition of the Property by agents or contractors selected by Furchaser and, in its sole discretion, shall have deemed the results of such Investigations to be satisfactory; as part of Purchaser's investigations, Purchaser may obtain and Purchaser's obligations may be conditioned by Purchaser upon Purchaser receiving an acceptable engineering or property condition report that evidences compliance by the Property with all building codes, zoning ordinances and other govenunental rules and regulations (including, without limitation, the Americans with Disabilities Act), environmental peiniits, rating permits, street/highway access permits, utility access and other entitlements as necessary for the operation of the Property for the current and intended use, as well as obtaining certificates of occupancy (or evidence of the existence thereof) and such other permits, licenses, approvals, agreements and authorizations as are required for the operation of the Property for its current and intended use and for a potential reuse of the Property following the termination or expiration of the Facility Lease. All such investigations and reports shall be at Purchaser's expense. (g) All necessary approvals, consents and the like to the validity and effectiveness of the transactions contemplated hereby have been obtained. (Ii) Purchased' has reviewed the Due Diligence Materials and, in its sole discretion, shall have deemed the results of such review of the Due Diligence Materials to be satisfactory. (i) No portion of the Property shall have been destroyed by fire or casualty. (j) No condemnation, eminent domain or similar proceedings shall have been commenced or threatened in writing, with respect to any portion of the Property. (lc) Seller shall deliver to Furchaser estoppal certificates in such form as Purchaser may reasonably require, dated not more than ten (10) days prior to the Closing Dale, from (i) the Ground Lessor under the Ground Lease, (ii) the Prime Ground Lessor under the Prime Ground Lease, (iii) such parties to reciprocal easement agreements or agreements of {322 I 5 / 65'7S1, 35I'>45{).3} 18 conditions, covenants and restrictions as Purchaser, in its reasonable discretion, deems necessary or appropnatc, and (iv) such other parties as Purchaser, in its reasonable discretion, deems necessary or appropriate. In furtherance of the foregoing, such estoppel celtificates shall be substantially in the form of Exhibit Q attached hereto and made a part hereof, provided, however, that if any party is required or permitted under the ten's of its respective agreement to provide less information or to otherwise Indie different statements in a certification of such nature than are set forth on Exhibit Q, then Purchaser shall accept any modifications made to such estoppel certificate to the extent that such changes are consistent with the minimum requirements set forth in such agreement. In Furtherance of the foregoing, Purchaser shall cooperate with Seller in connection with the preparation of the foregoing estoppels, including promptly confining all information contained therein and certification parties to be included therein. (l) Seller has agreed to enter into the form of Facility Lease .approved by Furchaser and Facility Lease Gual'alltcr has agreed to enter into the Facility Sublease. (m) Ground Lessor shall have executed and delivered a consent to Seller's assignment of its Leasehold interest to Purchaser pursuant to an Assignment and Assumption of Ground Lease in form acceptable to Purchaser in its reasonable discretion, which shall include the agreement of Ground Lessor to continue to accept the rents due under the Ground Lease from Seller and the agreement of the Ground Lessor to grant such rights as expressly set forth in the Ground Lease with respect to the liens of Purchaser's present or future lenders on coininercially reasonable terms. Ground Lessor and Seller shall also enter into such agreement with Purchaser as Purchaser deems necessary to insure the continuing performance by Ground Lessor under the Prime Ground Lease, including the right in Purchaser to receive notices of default from Prime Ground Lessor and right to cure (or require Seller to cure) defaults under the Prime Ground Lease so as to prevent the termination of the Prirne Ground Lease and the right to require the exercise of extension options under the Prime Ground Lease, each to the extent such rights are expressly provided for in the Prime Ground Lease. (n) Prime Ground Lessor shall have executed and delivered its unsent to the assignment of the Ground Lease by Seller to Purchaser (if Purchaser determines such consent is necessary under the Prime Ground Lease) including such agreements of Prime Ground Lessor as may be deemed appropriate by Purchaser with respect to the obligations of Seller under the Facility Lease and the agreement of the Prime Ground Lessor to grant such rights as expressly set forth in the Ground Lease with respect to the liens of Purchase1°'s present or future lenders on coinrnercially reasonable terms. C (o) Purchaser shall have received the approval of the Board of 'l"1'ustccs of Purchaser to close this transaction on or before the Closing Date. (p) The Purchaser and Seller shall have agreed upon the form of Exhibits 011 or before the Closing Date. 6.2 Failure of Conditions Io Purchaser Gbiigations. In the event any one or more of the conditions to Fu1'ellase1"s obligations are not satisfied or waived in whole or in part at any time prior to or as of the Closing of the Property, Pu1'c11ase1', at Purehase1"s option, shall be '32215 H85',-'8 l; 35645U.il } 19 entitled to: (a) terminate this Agreement with regard to the Properly by giving written notice thereof to Seller, whereupon all moneys, if any, which have been delivered by Purchaser to Seller or the Title Company shall be immediately refunded to Purchaser and Purchaser shall have no further obligations or liabilities hereunder, or (b) proceed to Closing hereunder. Notwithstanding the foregoing, to the extent that Purchaser shall elect not to proceed to Closing hereunder with respect to the Property, Purchaser will deliver and/or destroy all of the Due Diligence Materials regarding such Property, at the direction of Seller. Notwithstanding any provision herein to the contrary, failure of a condition, in and of itself, shall not constitute a default by Seller under the terns of this Agreement. 6.3 Conditions to the Seller's Obligations. The obligations of Seller to sell a Property to Purchaser and to consummate the transactions contemplated by this Agreement are subject to the satisfaction, at all times prior to and as of the Closing with respect to the Property (or such other time period specified below), of each of the following conditions: (a) All of the representations and warranties of Purchaser set forth in this Agreement shall be true at all times prior to, at and as of, the Closing in all material respects and Purchaser shall deliver a Closing Certificate in substantially the same form attached hereto as Exhibit D updating such representations and warranties. (b) Purchaser shall have delivered, performed, observed and complied with, all of the items, instruments, documents, covenants, agreements and conditions required by this Agreement to be delivered, performed, observed and complied with by it prior to, or as of, the Closing. (c) Purchaser shall not be in receivership or dissolution or have made any assignment for the benefit of creditors, or admitted in writing its inability to pay its debts as they mature, or have been adjudicated a bankrupt, or have Bled a petition in voluntary ba11k1'Llptcy, a petition OI' answer seeking reorganization or an airangenient with creditors under the federal bankruptcy law or any other similar law or statute of the United States or any state and no such petition shall have been filed against ii. (d) Ground Lessor shall have executed and delivered a consent to Seller's assignment of its Leasehold Interest to Purchaser pursuant to an Assignment and Assumption of Ground Lease. (e) Prime Ground Lessor shall have executed and delivered its consent to the assignment of the Ground Lease by Seller to Purchaser (if Purchaser determines such consent is necessary under the Prime Ground Lease). (D The Purchaser and Seller shall have agreed upon the form of Exhibits on or before the Closing Date. 6.4 Failure of Conditions to Selle1°'s Obligations. In the event any one or more of the conditions to Selle1"s obligations are not satisfied OI' waived in whole or in part at any time prior to or as of the Closing, Seller, at Seller's option, shall be entitled to: (a) terminate this Agreement with respect to the Property by giving written notice thereof to Purchaser, whereupon all moneys, if any, which have been delivered by Seller to Purchaser or the Title Company shall Q22 15 I 65TH 11 3564311.31 '30 be immediately refunded to Seller and Seller shall have no liirther obligations or liabilities lie1°eullde1', or (b) proceed to Closing hereunder. Notwillistanding any provision herein to the cont1'a1'y, failure of a condition, in and of itself shall not constitute a default by Seller under the terms of this Agreement. ARTHCLE VH PROVISIONS WITH RESPECT TO Tl-IE CLOSING 7.1 Sellelr's Closing Obligations. Al the Closing with respect to the Properties, Seller shall filulish and deliver to the Purchaser, at Seller's expense, the following: (a) The Title Policy (or the Title Commitment or pro forma policy marked-up and initialed by the Title Company), Bill of Sale, Certificate of Non-Foreign Status, Closing Certificate, Assignment, the Facility Lease, the Affilination of Ground Lease Guaranty, and the Guaranty of Facility Lease, each duly executed and acknowledged by Seller and in recordable form acceptable to Purchaser in the state and county in which the Property is located. (b) Certificates of casually and fire insurance for the Property and satisfactory evidence of al] other insurance coverages, to the extent that such insurance coverages are being assigned to Purchaser, showing Purchaser as the assignee thereof. (c) Intentionally omitted. (d) Such affidavits or letters of indemnity from Seller as the Title Company shall reasonably require in order to omit from the Title Policy all exceptions for unfilled mechanic's, materialmalis or similar liens and rights of parties in possession (other than Seller under the Facility Lease and Facility Lease Guarantor under the Facility Sublease). (e) Any and all transfer declarations or disclosure documents, duly executed by the appropriate parties, required in connection with the Assignnieiit of the Ground Lease in any state, county or municipal agency having jurisdiction over the Property for the transactions contemplated hereby, if any such document is required in connection with the Assignment of the Seller's leasehold interest iii the Ground Lease from Seller to Purchaser. (D intentionally omitted . (g) Such instruments or documents as are necessary, or reasonably required by Purchaser or the Title Company, to evidence the status and capacity of Seller and the authority of the person or persons who are executing, the various documents on behalf of Seller in connection with the purchase, sale and lease transaction contemplated hereby. (h) Such other documents as are reasonably required by Purchaser to calTy out the terms and provisions of this Agreement. (i) All necessary approvals, consents, ce1'tiEcz.1tes to the validity and effectiveness of the transactions contemplated hereby. {322 I 5 / ¢;57zsi, 3f5b45U.3} 2]

(D The estoppel certificates required by Purchaser pursuant to Section 6.1 hereof. (k) The consent to Assignment of the Ground Lease executed by the Ground Lessor. (1) To the extent required by Purchaser as set forth above, the consent lo Assignment of the Frinie Ground Lease executed by the Prime Ground Lessor. (111) intentionally omitted. (H) Rent due under the Facility Lease prorated for the mouth in which Closing occurs. (o) Intentionally omitted . (12) Amended Memol'alldum of Ground Lease. (q) Memorandums of Lease as CODCCITIS the Facility Lease and the Facility Sublease. 7.2 Purcllaser's Closing Obligations. Al the Closing with respect to the Property, Purchaser shall furnish and deliver to Seller, al Purchaser's expense, the following: (a) Federal Reserve, wire transfer funcls or other immediately available collected funds payable to the order of Seller representing the Purchase Price due in accordance with Section 3.2 hereof. (b> The Closing Certificate duly executed and acknowledged by Purchaser. (c) The consent to Assignment of the Ground Lease executed by the Ground Lessor. (d) To Lhe extent required by Purchaser as set forth above, the consent to Assignment of the Prime Ground Lease executed by the Prime Ground Lessor. (e) Amended Memorandum of Ground Lease. (f) The Facility Lease and the Assignment, each duly executed and acknowledged by Purchaser and in recordable font in the state and county in which the Property is located. (g) A Recognition Agreement how Ground Lesser [and Prime Ground Lessor] in favor of Seller with respect to the Facility Lease and in favor of Facility Lease Guarantor with respect to the Facility Sublease. (h) Such instnlments 01' documents as are necessary, or reasonably required by Seller or the Title Company, to evidence the status and capacity of Purchaser and the {32215 /6573 35645{}.3} (\l c*l

authority of the person or persons who are executing the various documents on behalf o1` Purchaser in connection with the purchase, sale and lease transaction contemplated hereby. (i) Such other documents as are reasonably required by Seller to carry out the lenis and provisions of this Agreement. (j) All necessary approvals, consents, certificates and the like to the: validity and effectiveness of the transaction contemplated hereby, including, but riot limited to, Purchaser's board of directors. ARTICLE VIII EXPENSES OF CLOSING 8.1 Adjustments. (a) Except as otherwise specitieally provided in Section 8.l(b) hereof, taxes, assessments, water or sewer charges, gas, electric, telephone or other utilities, operating expenses, employment charges, premiums on insurance policies, rents or other iioniially proratable items, shall be not prorated between Seller and Purchaser as of the Closing Date as Seller shall continue to be responsible for the payment of the same under the Facility Lease. (a) Seller shall pay all real estate taxes and current installments of assessments, of whatever kind, accruing against the Property prior to the year in which the Closing occurs and continue to pay the same in accordance with the ten's of the Facility Lease. 8.2 Closing Costs. Seller shall pay (a) all title examination fees and premiums for the Title Policy (excluding costs of endorsements, which shall be paid by Purchaser), (b) intentionally omitted, (c) intentionally omitted, (d) Seller's legal, accounting and other professional fees and expenses, certificates, instruments, documents and papers required to be delivered by Seller hereunder, including without limitation, the cost of performance by Seller of its obligations hereunder, (e) all other costs and expenses which are required to be paid by Seller pursuant to other provisions of this Agreement, (i) any and all state, county, municipal document, stamp or transfer taxes payable in connection with the delivery of any instniment or document provided in or contemplated by this Agreement or any agreement or commitment described or referred to herein, (g) the charges for or in connection with the recording and/or filing of any instrument or document provided herein or contemplated by this Agreement or any agreement or document described or referred to herein, and (ii) any charges or fees of the Ground Lessor in connection with obtaining the Assignment from Ground Lessor and any amendments to the Ground Lease and in connection with obtaining the Prime Ground Lessor's consent or the Ground Lessor's consent to the assignment of the Lessee's interest in the Ground Lease to Purchaser. Purchaser shall pay (y) Purchaser's legal, accounting and other professional fees and expenses and the cost of all opinions, certificates, instruments, documents and papers required to be delivered, of' to cause to be delivered, by Purchaser hereunder, including, without limitation, the cost of performance by Purchaser of its obligations hereunder and the cost of performing any of its due diligence, including updating the Survey and Environmental Report, and (z) all other {82215 /657811 35645U,3} UI r"a costs and expenses which are required to be paid by Purchaser pursuant to other provisions of this Agreement. If not othewvise specifically set forth herein, Purchaser and Seller shall each be responsible br other costs in the usual and customary manner for this kind of transaction in the county where the Property is located. 3.3 Commissions/Brcker's Fees. Seller hereby represents and warrants to Purchaser that it has not contacted any rea] estate broker, finder or any other party in connection with this transaction, and that it has not taken any action which would result in any real estate broker's, finder's or other fees being due or payable to any party with respect to the transaction contemplated hereby, or with respect to any subsequent sale, lease, purchase or other transaction by Purchaser with respect to all or any portion of the Property. Purchaser hereby represents and warrants to Seller that Purchaser has not contacted any real estate broker, finder or any other party in connection with this transaction, and that it has not taken any action which would result in any real estate broker's, finder's or other fees being due or payable to any party with respect to the transaction contemplated hereby, or being due and payable by Seller with respect to any subsequent sale, lease, purchase or other transaction by Purchaser with respect to all or any portion of the Property. Each Party hereby indemnifies and agrees to hold the other Party harmless from any loss, liability, damage, cost or expenses (including reasonable attorneys' fees) resulting to such other Party by reason of a breach of the representation and warranty made by such Party herein. ARTICLE IX DEFAULT AND REMEDIES 9.1 Seller's Default; Purchaser's Remedies. (a) Seller's Default. Seller shall be deemed to be in default hereunder upon the occurrence of one of the following events: (i) any otlSeller's warranties or representations set lbrth herein shall be untrue in any material respect when made Of' at Closing, or (ii) Seller shall Fail to meet, comply with, or perform any covenant, agreement or obligation on its part required within the time limits and in the manner required iii this Agreement, which, in either of such events, is not cured by Seller within 10 days following receipt by Seller of written notice of' default from Purchaser. (b) Purchaser's Remedies. in the event Seller shall be deemed to be in default hereunder Purchaser may, at Purchaser's sole option, do any one or more of the following: (i) terminate this Agreement by written notice delivered to Seller on or before the Closing whereupon the Earnest Money Deposit and other moneys, if any, which have been delivered by Purchaser to Seller or the Title Company shall be immediately refunded to Purchaser and Purchaser shall have no further rights or obligations hereunder, or (ii) enforce specific performance of this Ag;1'eelnent against Seller including Purcliaser's reasonable costs and attorneys' fees and court costs in connection therewith, and/or (iii) exercise any other right or remedy Purchaser may have at law or in equity by reason of such default, including, but not limited to, the recovery of reasonable attorneys 'fees and court costs incurred by Purchaser in connection herewith. {322§5;05?81.356J503} "J al -l_l I

9.2 Purchaser's Default; Seller's Remedies. (a) Purchaser's Default. Purchaser shall be deemed to be in default hereunder upon the occunenee of one of the following events: (i) any of Furehaser's walTanties or representations set forth herein shall be untrue in any material respect when made or at Closing, or (ii) Purchaser shall fail to meet, comply with, or perform any covenant, agreement or obligation on its part required within the time limits and in the manner required in this Agreement. (b) Seller's Remedies. In the event that Purchaser shall be deemed to be in default hereunder, Seller may terminate this Agreement and Purchaser shall deliver to Seller all Due Diligence Materials and other information provided to Purchaser by Seller or its agents and the Title Company shall deliver the Earnest Money Deposit to Seller as liquidated damages, it being agreed between Seller and Purchaser that the Earnest Money Deposit shall be liquidated damages hereunder because of the difficulty, inconvenience and uncertainty of ascertaining actual damages for such default by Purchaser. Tliereaiier, except as otherwise specifically set forth in this Agreement, neither Purchaser nor Seller shall have any further rights or obligations under this Agreement. ARTECLE X MISCELLANEQ U S 10.1 Survival. All of the 1'ep1'esentalions, warranties, covenants, agreements and indemnities of Seller and Purchaser contained in this Agreement, shall survive the Closing for a period of twenty-four (24) months from the Closing Date and shall not merge upon the acceptance of the Assignment by Purchaser. 10.2 Right of Assignment. Neither this Agreement nor any interest herein may be assigned or transferred by either Party to any person, jinn, corporation or other entity without the prior written consent of the other Party, which consent may be given or withheld in the sole discretion of such other Forty. 10.3 Notices. All notices, requests and other communications under this Agreement shall be in writing and shall be either (a) delivered ill person, (b) sent by certified mail, return receipt requested, (cz) delivered by a recognized delivery service or (d) sent by facsimile or email transmission (with a concurrent copy sent in another permitted manner) and addressed as follows: If intended for P*Lu'c:haser: 30 West Pershing, LLC 909 Walnut, Suite 200 Kansas City, Missouri 64106 Phone: (316) 472-1700 Fax: (816) 472-5794 Email: tomh@eprkc.com Attention: Tom Hudak U22 I 5 / 6578 l, 3564593 } 2 5

With ii copy to: 30 West Pershing, LLC 909 Walnut Suite 200 Kansas City, Missouri 64106 Phone: (816) 472-1700 Fax: (816) 472-5794 Email: robe1'td@ep1'kc.com Attention: Genera] Counsel If intended for Seller: Pinstripes Northbrook, LLC 1 150 Willow Road Northbrook, Illinois 60062 Phone: 847-480-2323 Fax: 847-480-9530 Email: dale@pinst1°ipes.com Attention: Dale Schwartz With a copy to: Charles Daron, Esq. Hurtuk & Daroff Co., LLP 6120 Parkland Blvd., Suite 100 Cleveland, OH 44124 Office: 440-605-6665 Fax: 440-605-6666 Email: cd@hurtukdaroff.com or at such other address, and to the attention of such other person, as the parties shall give notice as herein provided. A notice, request and other communication shall be deemed to be duly received if delivered 'in person or by a recognized delivery service, when delivered to the address of the recipient, if` sent by mail, on the date of receipt by the recipient as shown on the return receipt card, or if sent by facsimile, upon receipt by the sender of an acknowledgment OI' transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the recipient's facsimile number, provided that if a notice, request or other Communication is served by hand or is received by facsimile on a day which is not a Business Day, or after 5:00 P.M. on any Business Day at the addressee's location, such notice or communication shall be deemed to be duly received by the recipient at 9:00 A.lvI. on the first Business Day thereafter. 10.4 Entire Agreement, Modifications. This Agreement, together with the other documents, instruments and agreements heretofore or hereinafter entered into in connection with the transactions contemplated herein, embody and constitute the entire understanding between the Parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations and statements (oral or written) are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the Party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument. 432215/6575 l;356=l50.3} 26

10.5 Applicable Lii'vV. THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MISSOURI, WITHOUT REGARD To CHOICE OF LAW RULES. 10.6 Captions. The captions in this Agreement are inserted for convenience of reference only and in no way define, describe, or limit the scope or intent of this Agreement or any of the provisions hereof. 10.7 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns. 10.8 Time is of the Essence. With respect to all provisions of this Agreement, time is of the CSSCDCC. However, if the first date of any period which is set out in any provision of this Agreement falls OH a day which is riot a Business Day, then, in such event, the time of such period shall be extended to the next day which is a Business Day. 10.9 Waiver of Conditions. Any Party may at any time or times, at its election, waive any of the conditions to its obligations hereunder, but any such waiver shall be effective only if contained in a writing signed by such Party. No waiver by a Party of any breach of this Agreement or of any warranty or representation hereunder by the other Party shall be deemed to he a waiver of any other breach by such other Party (whether preceding or succeeding and whether or not of the same or similar nature), and no acceptance of payment or performance by a Party after any breach by the other Party shall be deemed to be a waiver of any breach of this Agreement or of any representation or warranty hereunder by such other Party, whether or not the first Party knows of such breach at the time it accepts such payment or performance. No failure or delay by a Party to exercise any right it may have by reason of the default of the other Party shall operate as a waiver of default or modification Ol' this Agreement or shall prevent the exercise of any right by the Erst Party while the other Party continues to be so in default. 10.10 Confidentiality. Except as hereinafter provided, from and after the execution of this AgTeernent, Seller and Fnrchasei' shall keep the Due Diligence Matelials end the contents thereof confidential and shall not disclose the contents thereof except to their respective attorneys, accountants, engineers, surveyors, financiers, bankers and other parties necessary for the consummation of the conteinplated transactions and except to the extent any such disclosure is necessary in connection with the enforcement of the right of a Forty hereunder. 10.11 Attorneys' Fees. If either Party obtains a judgment against the other Party by reason of a breach of this Agreement, a reasonable attorneys' fee as fixed by the court shall he included in such judgment. 10.12 Remedies Cumulative. Except as herein expressly set forth, no remedy eonfened upon a Party by this Agreement is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given herein of' now or hereafter existing at law, in equity or by statute. 10.13 Terminology. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The words "herein", "hereof", "hereunder" {32215 m57811 8564508 } 2,7 and similar terms shall ref"e1° to this Agreement unless the context requires otheiwise. Whenever the context so requires, the neuter gender includes the masculine and/or feminine gender, and the singular number includes the plural and vice versa. 10.14 Estoppel. Each Party confirms and agrees that (a) it has read and understood all of the provisions of this Agreement, (b) it is an experienced real estate investor and is familiar with major sophisticated transactions such as that contemplated by this Agreement, (c) it has negotiated with the oLhe1° Party at arm's length with equal bargaining power, and (d) it has been advised by competent legal counsel ofits own choosing. 10.15 Joint Preparation. This Agreement (and all exhibits thereto) is deemed to have been jointly prepared by the Parties hereto, and any uncertainty or ambiguity existing herein, if any, shall not be interpreted against any Party, but shall be interpreted according to the application of the rules of interpretation for am1's-length agreements. 10.16 Counterparts. This AgTeen1ent may be executed at different times and in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the some agreement. Delivery of an executed eouuteipart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement. In proving this Agreement, it shall not be necessary to produce or account for more than one such counteqnart signed by the Party against whom enforcement is sought. 10.17 Non~Assignable Agreement. Seller hereby covenants and agrees to use its commercially reasonable efforts to obtain all necessary consents to the assignment Of' any of the Business Agreements, Warranties, Permits and Engineering Documents (for the purposes of this Section 10.17, the terms Business Agreements, Warranties, Permits and Engineering Documents shall include all agreements, documents and instruments included within such definitions, whether or not the same are assignable by Seller) as Purchaser and Seller shell mutually agree upon. In" and to the extent that any of the Business Agreements, Warranties, Permits and Engineering Documents ere not assignable without the consent or approval of a third party, and either (a) Purchaser does not request that Seller obtain such approval, or (b) Seller is unable to obtain such approval following Purchasers request that Seller obtain such consent or approval, then, in either of such cases, and subject to the Purchaser's rights as hereinafter provided, Seller hereby agrees and acknowledges that it will, from and after Closing, own and hold such Business Agreements, Warranties, Permits and Engineering Documents as agent on behalf of and for the benefit of Purchaser (to the extent doing so does not violate the document or item in question), and Seller will from time to time execute such documents as Purchaser shall reasonably require to evidence that Seller own and hold such Business Agreements, Warranties, Permits and Engineering Documents as agent on behalf of and for the benefit of Purchaser. If Purchaser requests that Seller obtain any required third party consents for the assignment by Seller to Purchaser of any of the Business Agreements, Warranties, Permits and Engineering Documents, and Seller is unable to obtain such consent or approval, then Purchaser shall have the rights to determine that the Due Diligence Materials with respect to the Property in question are not acceptable to Purchaser, and to exercise Purchaser's rights under Section 6.1 hereof. {3"'2 l5 I 65753 I; 35645(l.3} 7 S

10.18 Waiver 03° Jury Trial. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATTER ARISTNG OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR THE OTHER AGREEMENTS. [The remainder of the page left blank intentionally. Signature pages follow.] {32§". IN f 6573 1; 35645081 2 O

{32215 / 65781; 356450.3} 30 EXECUTED to be effective as of the Effective Date. SELLER: PINSTRIPES NORTH ROOK, LLC, a Colorado limited liability company By: /s/ Dale Schwartz Name: Dale Schwartz Title: Manager Seller’s Tax Identification Number: 2094618608 PURCHASER: (SEAL) 30 WEST PERSHING, LLC, a Delaware limited liability company By: /s/ Tom Hudak Name: Tom Hudak Title: Vice President Purchaser’s Tax Identification Number: 43-1807805

EXHIBITS TO AGREEMENT OF SALE AND PURCHASE BETWEEN PINSTRIPES NORTHBROOK, LLC a Colorado limited liability company ("SELLER") AND 30 WEST PERSHING, LLC, a Delaware limited liability company ("PURCHASER") For the Sale and Purchase of Pinstripes Northbrook, 1150 Willow Road, Northbrook, Illinois July l, 2011 {32215 ,v 65781; 35645U.3} 31

EXHIBIT F Fxcluded Personal] Property Kjtchen Equipment Furniture Bowling Lanes Micros (POS system)- all inclusive Sound/phone system {8**¥5/n578I,5564508} of: oI